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                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) July 17, 2000



            Prudential Securities Secured Financing Corporation
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           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
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               (State or Other Jurisdiction of Incorporation)

        333-52021                                     13-3526694
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(Commission File Number)                   (I.R.S. Employer Identification No.)



     One New York Plaza, New York, New York                     10292
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    (Address of Principal Executive Offices)                         (Zip Code)


                                    (212) 778-1000
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            (Registrant's Telephone Number, Including Area Code)

                                 No Change
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       (Former Name or Former Address, if Changed Since Last Report)






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Item 5.           Other Events.

         This report and the attached exhibit are being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to PeopleFirst.com Vehicle Receivables Owner Trust 2000-1 (the "Trust"). On July 17, 2000, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and Servicing Agreement dated as of June 1, 2000 (the "Agreement"), among the Trust, PeopleFirst Finance, LLC, as seller and servicer, PF Funding II, LLC, as transferor, Prudential Securities Secured Financing Corporation, as depositor, and Norwest Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"), backup servicer and custodian, were distributed to the holders of Notes issued by the Trust (the "Noteholders"). In accordance with the Agreement, the Monthly Noteholder Statement was furnished to the Indenture Trustee for the benefit of the Noteholders, and, as such, was distributed by the Indenture Trustee to the Noteholders. A copy of the Monthly Noteholder Statement with respect to the July 17, 2000 distributions is filed as Exhibit 99.2. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.        Financial Statements and Exhibits.

               (c)  Exhibits.


Exhibit
  No.             Document Description
 ----             --------------------
99.2              Monthly Noteholder Statement, with respect to July 17, 2000 distributions.


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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PRUDENTIAL SECURITIES SECURED FINANCING
                                 CORPORATION
                                                     (Registrant)




Dated: August 18, 2000           By:  /s/Evan J. Mitnick
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                                 Name:  Evan J. Mitnick
                                 Title: Vice President -
                                        Asset Backed Finance Group

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                             INDEX TO EXHIBITS

Exhibit
Number                  Document Description
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99.2                    Monthly Noteholder Statement, with respect to
                        July 17, 2000 distributions.

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